ANNUITY INVESTORS LIFE INSURANCE COMPANY®

ANNUITY INVESTORS® VARIABLE ACCOUNT B

PROSPECTUS FOR INDIVIDUAL AND GROUP

FLEXIBLE PREMIUM DEFERRED ANNUITIES (the "Contracts")

Supplement dated June 1, 2002 to the Prospectus dated May 1, 2002

Applicable Only to Contracts Issued On or After June 1, 2002
Pursuant to Internal Revenue Code Section 403(b)

To Contract Owners in the Texas Teachers Retirement System

The section of the Prospectus entitled "OVERVIEW - Will Any Penalties or Charges Apply If I Surrender A Contract? " is amended in its entirety by substituting the following information for the corresponding information currently appearing in the prospectus:

Will Any Penalties or Charges Apply If I Surrender a Contract?

A contingent deferred sales charge ("CDSC") may apply to amounts surrendered depending on the timing and amount of the surrender. The maximum CDSC is 7% for each purchase payment. The CDSC percentage decreases over seven years to 0% after the seventh full year from the date of receipt of each purchase payment. The CDSC will be waived in its entirety following the tenth Contract Anniversary for Contracts issued pursuant to Internal Revenue Code Section 403(b) to Contract owners in the Texas Teachers Retirement System. Surrender procedures and the CDSC are described in the Surrenders section of this prospectus. A penalty tax may also be imposed at the time of surrender depending on your age and other circumstances of the surrender. Tax consequences of a surrender are described in the Federal Tax Matters section of this prospectus. The right to surrender may be restricted under certain tax-qualified plans.

The section of the Prospectus entitled "CHARGES AND DEDUCTIONS - Charges and Deductions by the Company " is amended by substituting the following information for the corresponding information currently appearing in the prospectus under the caption "Contingent Deferred Sales Charge ("CDSC")":

Contingent Deferred Sales Charge ("CDSC")
Purpose of Charge	Offset expenses incurred by the Company in the sale of the Contracts, including commissions paid and costs of sales literature.
Amount of Charge	Up to 7% of each purchase payment withdrawn from the Contract depending on number of years elapsed since receipt of the purchase payment.

Number of full years elapsed between date of receipt of purchase payment and date request for surrender received	0	1	2	3	4	5	6	7 or more
CDSC as a percentage of purchase payment surrendered	7%	6%	5%	4%	3%	2%	1%	0%

When Assessed	On partial or full surrenders of purchase payments during Accumulation Period.
Assessed Against What	Purchase payments only, not earnings. See the Surrenders section of this prospectus for information on order of withdrawal of earnings and purchase payments.
Waivers
  Free withdrawal privilege. See the Surrenders section for information.
  In the Company's discretion where the Company incurs reduced sales and servicing expenses.
  Upon separation from service if the Contract issued with employer plan endorsement or deferred compensation endorsement.
  If the Contract is issued with a tax sheltered annuity endorsement (and without an employer plan endorsement): (i) upon separation from service if owner has attained age 55 and Contract has been in force for at least seven years; or (ii) after Contract has been in force ten years or more.
  Long term care waiver rider. See the Surrenders section for information.
  If the Social Security Administration determines after the Contract is issued that the owner is "disabled" as that term is defined in the Social Security Act of 1935, as amended.
  Successor owner endorsement. See the Account Value section for information.
  Where required to satisfy state law or required for participation in certain retirement plans.

The section of the Prospectus entitled "BENEFIT PAYMENT PERIOD - Optional Enhanced Death Benefit Amount " is deleted in its entirety. No optional Enhanced Death Benefit is available for Contracts issued pursuant to Internal Revenue Code Section 403(b) to Contract owners in the Texas Teachers Retirement System.

The section of the Prospectus entitled "FEDERAL TAX MATTERS - Tax Qualified Plans " is amended by adding, immediately following the section currently appearing in the prospectus under the caption "Texas Optional Retirement Program," the following new section:

Texas Teachers Retirement System

The Texas Teachers Retirement System ("TRS") provides for the purchase of IRC 403(b) Tax-Sheltered Annuities. In order to qualify for inclusion as an investment option in the TRS program, the Contracts are subject to certain requirements established by TRS. Among other things, the TRS requirements impose limitations on total expenses (including expenses of the Portfolios). As a result, some of the Subaccounts and their underlying Portfolios may not be available to TRS Contract owners for allocation of purchase payments or transfers. Similarly, certain optional benefits that are, or may be, offered to other Contract owners for an extra charge may not be available to TRS Contract owners due to these limitations.